Acquisitions - Comparative Summarized Consolidated Pro Forma Financial Information (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Business Acquisition Pro Forma Information [Line Items]
REVENUES	$ 2,109,929	$ 2,284,336
Net loss	$ (372,132)	$ (176,456)
Loss per common share
Basic	$ (5.03)	$ (3.79)
Diluted	$ (5.03)	$ (3.79)